UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

CLEARBRIDGE

DIVIDEND STRATEGY FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

It is anticipated that Scott Glasser will step down as a member of the Fund’s portfolio management team effective on or about June 30, 2021. At that time, Mr. Glasser will transition from his current role as Co-Chief Investment Officer of ClearBridge Investments, LLC (“ClearBridge”) to become sole Chief Investment Officer of ClearBridge. For more information, please see the Fund’s prospectus supplement dated July 24, 2020.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

II	ClearBridge Dividend Strategy Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

ClearBridge Dividend Strategy Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”)i, warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

We utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Early in the reporting period, the market rallied, driven by accommodative Federal Reserve Board (the “Fed”)ii policy and an apparent partial resolution to the U.S.-China trade dispute. The market looked forward to a robust recovery in 2020 after the U.S. economy’s stall in early 2019. High-betaiii tech stocks generally led the market.

ClearBridge Dividend Strategy Fund 2020 Annual Report	1

Fund overview (cont’d)

The COVID-19 pandemic shocked world markets in the second half of the first quarter of 2020. Cyclical stocks and companies with weak balance sheets led a market decline. Consumer Staples and Utilities sectors and large companies with strong balance sheets outperformed as a whole. But many groups that historically have been defensive in a recession, such as aerospace, entertainment and property and casualty, were not because COVID-19 threatened their profits. And large-cap technology companies, especially online and e-commerce, which historically suffered in recessions due to their high betas, generally thrived because COVID-19 bolstered their businesses.

Swift action by the Fed and enormous fiscal stimulus packages totaling more than $4 trillion helped the market to roar back in the second quarter of 2020. Big-cap technology soared, causing weighting of the five largest stocks in the S&P 500 Indexiv to exceed 26% — the most concentrated the market has ever been. The rebound continued in the third quarter of 2020. By September 2020, improving economic data flipped the market leadership away from technology towards cyclicals1. After a slight pullback in October 2020, ahead of a contentious 2020 presidential election, markets resumed their recovery in November 2020, with cyclical and economically-sensitive areas of the market continuing to excel, as the election proceeded more or less smoothly and two successful COVID-19 vaccines were announced.

Q. How did we respond to these changing market conditions?

A. The Fund has historically taken a diversified approach across sectors with an emphasis on dividend growth rather than seeking to maximize high current yield. This approach faced headwinds in 2020 as the big winners throughout most of the reporting period were technology companies in three sectors: Communication Services (Alphabet Inc., Facebook Inc., Netflix Inc.), Consumer Discretionary (Amazon.com) and Information Technology (IT). These sectors generally acted defensively during the downturn in the first quarter and rebounded strongly with the recovery in the second quarter of 2020. Many of the largest companies in these sectors do not pay dividends and therefore are not suitable candidates for our investment approach (Alphabet Inc., Amazon.com, Facebook Inc. and Netflix Inc.).

We target companies with a track record of dividend increases and the combination of financial strength and growth which we believe should enable them to continue raising their dividend payments. These companies typically feature healthy balance sheets and consistent cash flows that provide plenty of capital to effectively operate their businesses and fund growing dividends.

During the reporting period, we found opportunities across several sectors, including Health Care, where we bought Becton Dickinson and Co., which develops, manufactures and sells a broad range of products used across the Health Care spectrum. We have been following the company for quite some time and watched it deliver high-quality and consistent growth following acquisitions of CareFusion (2015) and C.R. Bard (2017), which accelerated

[1]	Cyclicals consists of the following sectors: Energy, Financials, Materials and Industrials.

2	ClearBridge Dividend Strategy Fund 2020 Annual Report

international growth. A selloff in Becton Dickinson and Co., driven by a combination of macro-related and company-specific issues, offered an attractive entry point to participate in what we expect will be steady, mid-single-digit top-line growth and low-double-digit earnings per share growth over time.

In Real Estate, we bought Boston Properties Inc., a high-quality REIT that sold off considerably in the first quarter of 2020, as the market dropped. With the average lease in its buildings over eight years and a client base of predominantly large high-quality companies, the stock’s selloff was not justified in our view, given our confidence in the stability of the company’s cash flows, and offered an attractive entry point.

Within IT, we initiated new positions in Broadcom Inc. and Oracle Corp. Broadcom is well-diversified with several businesses that have highly recurring revenues, such as infrastructure software. In semiconductors, its products enjoy attractive niches with fewer competitors and pricing power. The company generates attractive margins and strong free cash flow. Broadcom is positively levered to the growth of 5G and has a strategic wireless business contracted to Apple Inc. Uncertainty associated with COVID-19 left the stock oversold, in our opinion, and allowed an attractive entry point. Oracle has enjoyed revenue stability for many years and now appears poised for a cloud-led acceleration in revenue growth. It has a strong balance sheet, generates considerable free cash flow and has ample room for dividend growth over time. We viewed our entry point multiple in the low teens as offering an attractive risk/reward balance.

We also added, Public Service Enterprise Group Inc. (PEG) and Sempra Energy in the Utilities sector. PEG’s above-industry-average operating margin and defensive business mix make it an attractive utility, and market weakness created an attractive entry point. PEG also recently published an inaugural climate report which, consistent with the Task Force on Climate-related Financial Disclosures framework, tracks its progress on climate change goals, and the company is a leader in progress on carbon emissions among its multi-utility peers. Sempra’s businesses are characterized by a relative stability of sales and profits and low exposure to underlying commodity prices. Sempra management has a history of identifying long-term trends impacting natural gas infrastructure and successfully positioning the company to leverage these trends for the benefit of its shareholders. The company also derives 45% of power at its San Diego Gas & Electric segment from renewable sources and has a self-imposed goal of 20% of core deliveries to include renewable natural gas by 2030.

We exited several positions, including Anheuser-Busch InBev, which needed a reinvestment cycle, an intensifying competitive environment, and foreign exchange pressures coupled with the high leverage on the balance sheet made it very difficult to accomplish. We exited the position as volatility opened opportunities in dividend growers elsewhere in the market. Also, in Consumer Staples, with restaurants closed or at reduced capacity due to social distancing measures, Sysco Corp. is deprived of a large portion of its business. While many

ClearBridge Dividend Strategy Fund 2020 Annual Report	3

Fund overview (cont’d)

restaurants will recover in the intermediate term, the risk Sysco Corp. may not be as profitable as it once were, which led us to exit the position for better opportunities elsewhere.

Indeed, with the spread of COVID-19 and social distancing measures to contain it, restaurants have been significantly impacted. With drive-through in many markets, McDonald’s is better positioned than most, but current conditions still make for tough sledding. We saw better risk-adjusted returns elsewhere and closed our position.

In IT, we exited Intel Corp., which has seen shares decline on a combination of a softening end market for its data center business and the announcement its 7nm process node would be delayed. We also closed out of Cisco System Inc., which is in the midst of a transition to a more subscription-based business model, but is still focused on on-premise levered hardware, which could be a liability, as the bulk of its business remains tied to campus infrastructure that is being left behind as offices lie empty. Lacking a clearer picture of how COVID-19 concerns will reshape the office work environment, we saw better risk-adjusted returns elsewhere.

The valuations of many assets toward the end of the period seem defensible only in the context of ultra-low rates. Should rates rise, bonds would get hit harder than stocks. All else being equal, high-multiple stocks have more downside risk than low-multiple ones. In the Fund we take a balanced approach to investing. We focus on best-in-class companies with big moats, low risk of secular disintermediation, the ability to compound dividends over time and strong sustainability characteristics. The Fund owns some excellent growth stocks like Apple Inc., Mastercard Inc., Microsoft Corp. and Visa Inc., whose dividends we find attractive. The Fund also owns some less flashy — though still terrific — companies like PPG Industries Inc. and Waste Management Inc. We think our approach is a sound one. Our group of dividend payers offers attractive current yield, the potential for growth over time and a history of strong risk management. We think this approach positions us well for whatever lies ahead.

Performance review

For the twelve months ended December 31, 2020, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned 7.62%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 18.40% for the same period. The Lipper Equity Income Funds Category Averagev returned 4.43% over the same time frame.

4	ClearBridge Dividend Strategy Fund 2020 Annual Report

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	19.21%	7.93%
Class A	19.05%	7.62%
Class C	18.62%	6.86%
Class FI	19.10%	7.71%
Class R	18.86%	7.27%
Class I	19.27%	7.96%
Class IS	19.27%	8.02%
S&P 500 Index	22.16%	18.40%
Lipper Equity Income Funds Category Average	19.77%	4.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.77%, 1.05%, 1.76%, 1.00%, 1.37%, 0.74% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in seven of the eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the IT, Materials and Health Care sectors.

Relative to the benchmark, stock selection in the Energy and Utilities sectors had positive impacts on relative results. An overweight to the Materials sector also proved beneficial.

[2]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

ClearBridge Dividend Strategy Fund 2020 Annual Report	5

Fund overview (cont’d)

In terms of individual Fund holdings, leading contributors to performance for the reporting period included Apple Inc., Microsoft Corp., Broadcom Inc., United Parcel Service Inc. and Linde PLC.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Financials, Energy and Consumer Staples sectors were the main detractors from performance.

Relative to the benchmark, sector allocation and stock selection detracted from results. The Fund’s underweights to the IT and Consumer Discretionary sectors and overweights to the Energy and Financials sectors hurt relative performance, as did stock selection in the Consumer Staples, Communication Services and Health Care sectors.

In terms of individual Fund holdings, leading detractors from performance for the reporting period included Anheuser-Busch InBev, Raytheon Co., Kinder Morgan Inc., Wells Fargo & Co. and American International Group Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period the Fund established larger positions in Becton Dickinson in the Health Care sector, Broadcom Inc. in the IT sector, Public Service Enterprise and Sempra Energy in the Utilities sector and Northrop Grumman Corp. in the Industrials sector.

We also closed several positions, the largest among them Anheuser-Busch InBev, McDonald’s Corp., 3M Co., Wells Fargo & Co. and Exxon Mobil Corp. Shares of Raytheon Co. were converted to shares of Raytheon Technologies and retained following the former’s merger with United Technologies.

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Fund Manager

ClearBridge Investments, LLC

6	ClearBridge Dividend Strategy Fund 2020 Annual Report

Michael Clarfeld, CFA

Fund Manager

ClearBridge Investments, LLC

Scott Glasser

Fund Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Fund Manager

ClearBridge Investments, LLC

January 19, 2021

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Fund holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the Fund managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2020 were: Microsoft Corp. (5.9%), Apple Inc. (5.7%), Comcast Corp. (3.5%), Raytheon Technologies Corp. (3.0%), Blackstone Group Inc. (3.0%), PPG Industries Inc. (2.7%), United Parcel Service Inc. (2.5%), Procter & Gamble Co. (2.5%), Linde PLC (2.4%), and Nestle SA (2.3%). Please refer to pages 14 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Information Technology (20.1%), Financials (15.5%), Industrials

ClearBridge Dividend Strategy Fund 2020 Annual Report	7

Fund overview (cont’d)

(11.4%), Consumer Staples (10.9%) and Health Care (10.7%). The Fund’s Fund composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

iv	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 494 funds for the six-month period and among the 488 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge Dividend Strategy Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	19.21%	$1,000.00	$1,192.10	0.76%	$4.19	Class 1	5.00%	$1,000.00	$1,021.32	0.76%	$3.86
Class A	19.05	1,000.00	1,190.50	1.04	5.73	Class A	5.00	1,000.00	1,019.91	1.04	5.28
Class C	18.62	1,000.00	1,186.20	1.72	9.45	Class C	5.00	1,000.00	1,016.49	1.72	8.72
Class FI	19.10	1,000.00	1,191.00	0.97	5.34	Class FI	5.00	1,000.00	1,020.26	0.97	4.93
Class R	18.86	1,000.00	1,188.60	1.35	7.43	Class R	5.00	1,000.00	1,018.35	1.35	6.85
Class I	19.27	1,000.00	1,192.70	0.73	4.02	Class I	5.00	1,000.00	1,021.47	0.73	3.71
Class IS	19.27	1,000.00	1,192.70	0.68	3.75	Class IS	5.00	1,000.00	1,021.72	0.68	3.46

10	ClearBridge Dividend Strategy Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Dividend Strategy Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	7.93%	7.62%	6.86%	7.71%	7.27%	7.96%	8.02%
Five Years Ended 12/31/20	13.17	12.86	12.06	12.86	12.53	13.20	13.29
Ten Years Ended 12/31/20	N/A	11.65	10.85	N/A	N/A	12.00	N/A
Inception* through 12/31/20	11.45	—	—	10.45	11.60	—	11.16

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	7.93%	1.43%	5.86%	7.71%	7.27%	7.96%	8.02%
Five Years Ended 12/31/20	13.17	11.53	12.06	12.86	12.53	13.20	13.29
Ten Years Ended 12/31/20	N/A	10.99	10.85	N/A	N/A	12.00	N/A
Inception* through 12/31/20	11.45	—	—	10.45	11.60	—	11.16

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/20)	185.40%
Class A (12/31/10 through 12/31/20)	200.94
Class C (12/31/10 through 12/31/20)	180.15
Class FI (Inception date of 5/16/13 through 12/31/20)	113.47
Class R (Inception date of 2/2/12 through 12/31/20)	166.02
Class I (12/31/10 through 12/31/20)	210.71
Class IS (Inception date of 4/10/13 through 12/31/20)	126.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013 respectively.

12	ClearBridge Dividend Strategy Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. S&P 500 Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2020 Annual Report	13

Schedule of investments

December 31, 2020

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 99.5%
Communication Services — 7.4%
Diversified Telecommunication Services — 1.8%
Verizon Communications Inc.	2,171,356	$127,567,165
Entertainment — 2.1%
Walt Disney Co.	820,990	148,746,968	*
Media — 3.5%
Comcast Corp., Class A Shares	4,650,310	243,676,244
Total Communication Services		519,990,377
Consumer Discretionary — 2.1%
Specialty Retail — 2.1%
Home Depot Inc.	566,600	150,500,292
Consumer Staples — 10.9%
Beverages — 1.9%
Coca-Cola Co.	2,461,760	135,002,918
Food & Staples Retailing — 2.0%
Walmart Inc.	975,180	140,572,197
Food Products — 4.5%
Mondelez International Inc., Class A Shares	2,561,540	149,773,244
Nestle SA, ADR	1,385,120	163,167,136
Total Food Products		312,940,380
Household Products — 2.5%
Procter & Gamble Co.	1,266,650	176,241,681
Total Consumer Staples		764,757,176
Energy — 3.6%
Oil, Gas & Consumable Fuels — 3.6%
Enbridge Inc.	2,500,193	79,981,174
Kinder Morgan Inc.	2,505,110	34,244,854
Williams Cos. Inc.	7,074,970	141,853,148
Total Energy		256,079,176
Financials — 15.5%
Banks — 5.5%
Bank of America Corp.	3,727,960	112,994,468
JPMorgan Chase & Co.	911,640	115,842,095
PNC Financial Services Group Inc.	623,520	92,904,480
US Bancorp	1,423,850	66,337,171
Total Banks		388,078,214
Capital Markets — 5.0%
Apollo Global Management Inc.	2,852,994	139,739,646
Blackstone Group Inc., Class A Shares	3,300,000	213,873,000
Total Capital Markets		353,612,646

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2020 Annual Report

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Insurance — 5.0%
American International Group Inc.	2,620,720	$99,220,459
MetLife Inc.	2,287,055	107,377,232
Travelers Cos. Inc.	1,020,210	143,206,878
Total Insurance		349,804,569
Total Financials		1,091,495,429
Health Care — 10.7%
Health Care Equipment & Supplies — 1.5%
Becton Dickinson and Co.	415,490	103,963,908
Health Care Providers & Services — 1.9%
UnitedHealth Group Inc.	395,400	138,658,872
Pharmaceuticals — 7.3%
Johnson & Johnson	985,127	155,039,287
Merck & Co. Inc.	1,925,000	157,465,000
Pfizer Inc.	2,804,650	103,239,167
Zoetis Inc.	591,680	97,923,040
Total Pharmaceuticals		513,666,494
Total Health Care		756,289,274
Industrials — 11.4%
Aerospace & Defense — 4.2%
Northrop Grumman Corp.	261,650	79,729,988
Raytheon Technologies Corp.	2,994,340	214,125,253
Total Aerospace & Defense		293,855,241
Air Freight & Logistics — 2.5%
United Parcel Service Inc., Class B Shares	1,057,210	178,034,164
Commercial Services & Supplies — 2.0%
Waste Management Inc.	1,175,000	138,567,750
Machinery — 0.6%
Otis Worldwide Corp.	634,340	42,849,667
Road & Rail — 2.1%
Union Pacific Corp.	698,900	145,524,958
Total Industrials		798,831,780
Information Technology — 20.1%
IT Services — 4.0%
Mastercard Inc., Class A Shares	403,700	144,096,678
Visa Inc., Class A Shares	650,000	142,174,500
Total IT Services		286,271,178
Semiconductors & Semiconductor Equipment — 3.5%
Broadcom Inc.	235,310	103,030,483
Texas Instruments Inc.	860,060	141,161,648
Total Semiconductors & Semiconductor Equipment		244,192,131

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

ClearBridge Dividend Strategy Fund

Security			Shares	Value
Software — 6.9%
Microsoft Corp.			1,851,590	$411,830,648
Oracle Corp.			1,110,760	71,855,064
Total Software				483,685,712
Technology Hardware, Storage & Peripherals — 5.7%
Apple Inc.			3,033,152	402,468,939
Total Information Technology				1,416,617,960
Materials — 8.7%
Chemicals — 7.0%
Ecolab Inc.			636,220	137,652,559
Linde PLC			650,000	171,281,500
PPG Industries Inc.			1,297,410	187,112,471
Total Chemicals				496,046,530
Construction Materials — 1.7%
Vulcan Materials Co.			804,640	119,336,158
Total Materials				615,382,688
Real Estate — 2.5%
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.			528,540	118,636,089
Boston Properties Inc.			567,810	53,675,079
Total Real Estate				172,311,168
Utilities — 6.6%
Electric Utilities — 3.2%
Edison International			1,621,166	101,841,648
NextEra Energy Inc.			1,578,160	121,755,044
Total Electric Utilities				223,596,692
Multi-Utilities — 3.4%
Public Service Enterprise Group Inc.			1,506,770	87,844,691
Sempra Energy			661,680	84,304,649
WEC Energy Group Inc.			715,460	65,843,784
Total Multi-Utilities				237,993,124
Total Utilities				461,589,816
Total Common Stocks (Cost — $3,806,242,773)				7,003,845,136
	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.0%††
Finance America NIM Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	*(a)(b)
Total Investments before Short-Term Investments (Cost — $3,806,316,222)				7,003,845,137

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2020 Annual Report

ClearBridge Dividend Strategy Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	24,489,663	$24,489,663
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	6,122,416	6,122,416	(c)
Total Short-Term Investments (Cost — $30,612,079)			30,612,079
Total Investments — 100.0% (Cost — $3,836,928,301)			7,034,457,216
Other Assets in Excess of Liabilities — 0.0%††			2,479,821
Total Net Assets — 100.0%			$7,036,937,037

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on this security is currently in default as of December 31, 2020.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $6,122,416 and the cost was $6,122,416 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	17

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $3,830,805,885)	$7,028,334,800
Investments in affiliated securities, at value (Cost — $6,122,416)	6,122,416
Dividends and interest receivable	7,387,724
Receivable for Fund shares sold	4,287,901
Prepaid expenses	80,660
Total Assets	7,046,213,501

Liabilities:
Investment management fee payable	3,801,287
Payable for Fund shares repurchased	3,678,389
Service and/or distribution fees payable	928,055
Transfer agent fees payable	658,067
Trustees’ fees payable	67,827
Interest expense payable	2,960
Accrued expenses	139,879
Total Liabilities	9,276,464
Total Net Assets	$7,036,937,037

Net Assets:
Par value (Note 7)	$2,596
Paid-in capital in excess of par value	3,843,240,843
Total distributable earnings (loss)	3,193,693,598
Total Net Assets	$7,036,937,037

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2020 Annual Report

Net Assets:
Class 1	$1,525,331,155
Class A	$3,823,083,933
Class C	$133,121,456
Class FI	$736,012
Class R	$44,349,303
Class I	$1,345,927,731
Class IS	$164,387,447

Shares Outstanding:
Class 1	56,594,120
Class A	141,920,250
Class C	5,021,272
Class FI	27,393
Class R	1,657,954
Class I	48,490,489
Class IS	5,915,617

Net Asset Value:
Class 1 (and redemption price)	$26.95
Class A (and redemption price)	$26.94
Class C*	$26.51
Class FI (and redemption price)	$26.87
Class R (and redemption price)	$26.75
Class I (and redemption price)	$27.76
Class IS (and redemption price)	$27.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	19

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$143,540,610
Interest from unaffiliated investments	578,112
Interest from affiliated investments	158,261
Less: Foreign taxes withheld	(1,495,037)
Total Investment Income	142,781,946

Expenses:
Investment management fee (Note 2)	41,441,599
Service and/or distribution fees (Notes 2 and 5)	10,280,387
Transfer agent fees (Note 5)	6,600,074
Trustees’ fees	471,816
Registration fees	181,953
Legal fees	148,738
Fund accounting fees	130,294
Shareholder reports	89,588
Insurance	68,208
Audit and tax fees	57,012
Custody fees	51,367
Interest expense	3
Miscellaneous expenses	26,766
Total Expenses	59,547,805
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,551)
Net Expenses	59,497,254
Net Investment Income	83,284,692

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	22,614,552
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	376,406,162
Net Gain on Investments	399,020,714
Increase in Net Assets From Operations	$482,305,406

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$83,284,692	$88,234,496
Net realized gain	22,614,552	316,072,608
Change in net unrealized appreciation (depreciation)	376,406,162	1,287,335,675
Increase in Net Assets From Operations	482,305,406	1,691,642,779

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(131,798,906)	(484,196,867)
Decrease in Net Assets From Distributions to Shareholders	(131,798,906)	(484,196,867)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	856,096,719	819,620,409
Reinvestment of distributions	129,038,420	473,961,355
Cost of shares repurchased	(1,107,227,816)	(1,267,978,812)
Increase (Decrease) in Net Assets From Fund Share Transactions	(122,092,677)	25,602,952
Increase in Net Assets	228,413,823	1,233,048,864

Net Assets:
Beginning of year	6,808,523,214	5,575,474,350
End of year	$7,036,937,037	$6,808,523,214

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$25.56	$21.01	$23.53	$21.21	$19.01

Income (loss) from operations:
Net investment income	0.36	0.38	0.38	0.37	0.34
Net realized and unrealized gain (loss)	1.57	6.11	(1.45)	3.71	2.56
Total income (loss) from operations	1.93	6.49	(1.07)	4.08	2.90

Less distributions from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.34)	(0.28)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.54)	(1.94)	(1.45)	(1.76)	(0.70)

Net asset value, end of year	$26.95	$25.56	$21.01	$23.53	$21.21
Total return[2]	7.93%	31.26%	(4.88)%	19.44%	15.32%

Net assets, end of year (millions)	$1,525	$1,542	$1,282	$1,473	$1,344

Ratios to average net assets:
Gross expenses	0.76%	0.76%	0.77%	0.83%	0.86%
Net expenses[3]	0.76 [4]	0.76 [4]	0.77	0.83	0.86
Net investment income	1.48	1.56	1.62	1.60	1.70

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$25.55	$21.00	$23.52	$21.20	$19.00

Income (loss) from operations:
Net investment income	0.29	0.31	0.31	0.30	0.29
Net realized and unrealized gain (loss)	1.58	6.11	(1.45)	3.71	2.55
Total income (loss) from operations	1.87	6.42	(1.14)	4.01	2.84

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.33)	(0.27)	(0.22)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.48)	(1.87)	(1.38)	(1.69)	(0.64)

Net asset value, end of year	$26.94	$25.55	$21.00	$23.52	$21.20
Total return[2]	7.62%	30.92%	(5.16)%	19.12%	15.03%

Net assets, end of year (millions)	$3,823	$3,702	$2,836	$3,180	$2,820

Ratios to average net assets:
Gross expenses	1.05%	1.04%	1.06%	1.11%	1.14%
Net expenses[3]	1.05 [4]	1.04 [4]	1.06 [4]	1.11 [4]	1.14
Net investment income	1.20	1.28	1.34	1.32	1.43

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.20%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$25.15	$20.69	$23.19	$20.92	$18.77

Income (loss) from operations:
Net investment income	0.12	0.14	0.15	0.14	0.15
Net realized and unrealized gain (loss)	1.56	6.01	(1.43)	3.66	2.51
Total income (loss) from operations	1.68	6.15	(1.28)	3.80	2.66

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.17)	(0.11)	(0.09)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.32)	(1.69)	(1.22)	(1.53)	(0.51)

Net asset value, end of year	$26.51	$25.15	$20.69	$23.19	$20.92
Total return[2]	6.86%	29.99%	(5.82)%	18.31%	14.20%

Net assets, end of year (millions)	$133	$189	$295	$368	$369

Ratios to average net assets:
Gross expenses	1.74%	1.75%	1.75%	1.81%	1.83%
Net expenses[3]	1.74 [4]	1.75 [4]	1.75 [4]	1.81 [4]	1.83
Net investment income	0.51	0.58	0.65	0.62	0.73

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.95%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$25.49	$20.96	$23.49	$21.19	$18.98

Income (loss) from operations:
Net investment income	0.30	0.33	0.32	0.28	0.26
Net realized and unrealized gain (loss)	1.58	6.09	(1.45)	3.71	2.57
Total income (loss) from operations	1.88	6.42	(1.13)	3.99	2.83

Less distributions from:
Net investment income	(0.34)	(0.35)	(0.35)	(0.27)	(0.20)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.50)	(1.89)	(1.40)	(1.69)	(0.62)

Net asset value, end of year	$26.87	$25.49	$20.96	$23.49	$21.19
Total return[2]	7.71%	30.91%	(5.09)%	19.02%	14.98%

Net assets, end of year (000s)	$736	$420	$181	$52	$26

Ratios to average net assets:
Gross expenses	0.97%	0.99%	1.07%	1.15%	1.24%
Net expenses[3]	0.97 [4]	0.99 [4]	1.07	1.15	1.20 [4]
Net investment income	1.26	1.33	1.40	1.24	1.28

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.20%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$25.37	$20.86	$23.37	$21.10	$18.94

Income (loss) from operations:
Net investment income	0.21	0.23	0.24	0.23	0.23
Net realized and unrealized gain (loss)	1.57	6.07	(1.44)	3.69	2.56
Total income (loss) from operations	1.78	6.30	(1.20)	3.92	2.79

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.26)	(0.23)	(0.21)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.40)	(1.79)	(1.31)	(1.65)	(0.63)

Net asset value, end of year	$26.75	$25.37	$20.86	$23.37	$21.10
Total return[2]	7.27%	30.47%	(5.41)%	18.76%	14.78%

Net assets, end of year (000s)	$44,349	$51,821	$42,214	$46,035	$14,551

Ratios to average net assets:
Gross expenses	1.37%	1.36%	1.38%	1.43%	1.37%
Net expenses[3]	1.37 [4]	1.36 [4]	1.38	1.40 [4]	1.37
Net investment income	0.87	0.96	1.02	1.02	1.15

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$26.31	$21.58	$24.13	$21.71	$19.44

Income (loss) from operations:
Net investment income	0.37	0.40	0.40	0.37	0.36
Net realized and unrealized gain (loss)	1.63	6.28	(1.49)	3.81	2.61
Total income (loss) from operations	2.00	6.68	(1.09)	4.18	2.97

Less distributions from:
Net investment income	(0.39)	(0.41)	(0.41)	(0.34)	(0.28)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.55)	(1.95)	(1.46)	(1.76)	(0.70)

Net asset value, end of year	$27.76	$26.31	$21.58	$24.13	$21.71
Total return[2]	7.96%	31.31%	(4.85)%	19.45%	15.37%

Net assets, end of year (millions)	$1,346	$1,218	$1,091	$1,144	$976

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.74%	0.84%	0.84%
Net expenses[3]	0.74 [4]	0.73 [4]	0.74	0.84	0.84
Net investment income	1.52	1.59	1.66	1.59	1.72

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.85%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$26.34	$21.61	$24.16	$21.73	$19.45

Income (loss) from operations:
Net investment income	0.38	0.41	0.41	0.39	0.35
Net realized and unrealized gain (loss)	1.64	6.28	(1.49)	3.82	2.65
Total income (loss) from operations	2.02	6.69	(1.08)	4.21	3.00

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.42)	(0.36)	(0.30)
Net realized gains	(0.16)	(1.54)	(1.05)	(1.42)	(0.42)
Total distributions	(0.57)	(1.96)	(1.47)	(1.78)	(0.72)

Net asset value, end of year	$27.79	$26.34	$21.61	$24.16	$21.73
Total return[2]	8.02%	31.34%	(4.79)%	19.60%	15.52%

Net assets, end of year (000s)	$164,387	$105,725	$28,125	$30,580	$3,349

Ratios to average net assets:
Gross expenses	0.68%	0.67%	0.68%	0.73%	0.74%
Net expenses[3]	0.68 [4]	0.67 [4]	0.68	0.73	0.74
Net investment income	1.52	1.62	1.72	1.66	1.65

Portfolio turnover rate	13%	14%	14%	13%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	ClearBridge Dividend Strategy Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Dividend Strategy Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	ClearBridge Dividend Strategy Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$7,003,845,136	—	—	$7,003,845,136
Asset-Backed Securities	—	$1	—	1
Total Long-Term Investments	7,003,845,136	1	—	7,003,845,137
Short-Term Investments†	30,612,079	—	—	30,612,079
Total Investments	$7,034,457,215	$1	—	$7,034,457,216

†	See Schedule of Investments for additional detailed categorizations.

(b) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest

ClearBridge Dividend Strategy Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

32	ClearBridge Dividend Strategy Fund 2020 Annual Report

reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$715	$(715)

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Portfolio’s investments in REITs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.15%, 1.90%, 1.15%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the

ClearBridge Dividend Strategy Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $50,551, which included an affiliated money market fund waiver of $10,413.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,221,401	—
CDSCs	10,495	$11,749

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

34	ClearBridge Dividend Strategy Fund 2020 Annual Report

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$826,380,018
Sales	787,705,011

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$3,841,813,107	$3,275,079,966	$(82,435,857)	$3,192,644,109

4. Derivative instruments and hedging activities

During the year ended December 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$1,282,021
Class A	$8,580,471	†	4,302,959
Class C	1,484,553	†	102,525
Class FI	1,265		259
Class R	214,098		86,009
Class I	—		814,934
Class IS	—		11,367
Total	$10,280,387		$6,600,074

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2020, the service and/or distribution fees reimbursed amounted to $183 and $87 for Class A and Class C shares, respectively.

ClearBridge Dividend Strategy Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$11,107
Class A	27,162
Class C	1,367
Class FI	3
Class R	352
Class I	9,681
Class IS	879
Total	$50,551

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class 1	$22,313,399	$23,446,632
Class A	45,151,814	45,410,198
Class C	991,071	1,416,681
Class FI	7,241	4,666
Class R	420,689	486,914
Class I	18,929,961	19,856,042
Class IS	2,378,191	1,279,338
Total	$90,192,366	$91,900,471

Net Realized Gains:
Class 1	$9,118,582	$88,972,392
Class A	22,609,537	212,278,464
Class C	910,031	11,983,617
Class FI	3,947	23,698
Class R	272,158	2,977,884
Class I	7,639,862	70,276,216
Class IS	1,052,423	5,784,125
Total	$41,606,540	$392,296,396

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36	ClearBridge Dividend Strategy Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	1,358,240	$31,430,210	4,504,705	$112,762,035
Shares repurchased	(5,081,156)	(122,040,023)	(5,203,237)	(127,026,139)
Net decrease	(3,722,916)	$(90,609,813)	(698,532)	$(14,264,104)

Class A
Shares sold	12,709,244	$301,328,421	16,451,928	$403,948,143
Shares issued on reinvestment	2,882,903	66,723,776	10,141,964	253,981,344
Shares repurchased	(18,571,816)	(438,958,587)	(16,743,266)	(408,711,507)
Net increase (decrease)	(2,979,669)	$(70,906,390)	9,850,626	$249,217,980

Class C
Shares sold	563,818	$13,151,131	1,071,150	$25,967,024
Shares issued on reinvestment	77,654	1,763,196	503,052	12,374,057
Shares repurchased	(3,116,442)	(72,345,678)	(8,353,399)	(201,703,935)
Net decrease	(2,474,970)	$(57,431,351)	(6,779,197)	$(163,362,854)

Class FI
Shares sold	13,153	$318,324	10,857	$265,978
Shares issued on reinvestment	471	11,052	1,127	28,205
Shares repurchased	(2,707)	(64,927)	(4,156)	(98,517)
Net increase	10,917	$264,449	7,828	$195,666

Class R
Shares sold	80,884	$1,910,130	193,864	$4,807,867
Shares issued on reinvestment	30,169	690,702	138,646	3,449,597
Shares repurchased	(495,872)	(11,527,397)	(312,989)	(7,569,304)
Net increase (decrease)	(384,819)	$(8,926,565)	19,521	$688,160

Class I
Shares sold	18,044,133	$442,452,193	12,088,017	$303,767,817
Shares issued on reinvestment	1,049,693	25,025,272	3,281,151	84,405,966
Shares repurchased	(16,902,845)	(403,663,369)	(19,643,417)	(502,872,185)
Net increase (decrease)	2,190,981	$63,814,096	(4,274,249)	$(114,698,402)

Class IS
Shares sold	4,113,766	$96,936,520	3,278,683	$80,863,580
Shares issued on reinvestment	141,007	3,394,212	269,260	6,960,151
Shares repurchased	(2,352,916)	(58,627,835)	(835,906)	(19,997,225)
Net increase	1,901,857	$41,702,897	2,712,037	$67,826,506

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership

ClearBridge Dividend Strategy Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$43,260,500	$119,963,622	119,963,622	$157,101,706	157,101,706

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$158,261	—	$6,122,416

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$88,903,574	$91,900,471
Net long-term capital gains	42,895,332	392,296,396
Total distributions paid	$131,798,906	$484,196,867

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$1,092,527
Other book/tax temporary differences(a)	(43,038)
Unrealized appreciation (depreciation)(b)	3,192,644,109
Total distributable earnings (loss) — net	$3,193,693,598

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of partnership investments.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the

38	ClearBridge Dividend Strategy Fund 2020 Annual Report

global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Dividend Strategy Fund 2020 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Dividend Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Dividend Strategy Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

40	ClearBridge Dividend Strategy Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	2,588,192,746.742	50,695,716.755	245,186,020.783	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	2,583,522,925.654	52,648,319.629	247,903,238.997	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	2,566,962,129.343	59,030,744.104	258,081,610.832	0

ClearBridge Dividend Strategy Fund	41

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

42	ClearBridge Dividend Strategy Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

ClearBridge Dividend Strategy Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49

Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	49

Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

44	ClearBridge Dividend Strategy Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)

Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)

Number of funds in fund complex overseen by Trustee	49

Other board memberships held by Trustee during the past five years	None

ClearBridge Dividend Strategy Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)

Number of funds in fund complex overseen by Trustee	49

Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

46	ClearBridge Dividend Strategy Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

ClearBridge Dividend Strategy Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

48	ClearBridge Dividend Strategy Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	3/30/2020	6/29/2020	9/29/2020	12/17/2020
Payable date:	3/31/2020	6/30/2020	9/30/2020	12/18/2020
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	100.00%
Dividends Qualifying for the Dividends
received Deduction for Corporations	100.00%	100.00%	100.00%	100.00%
Long-Term Capital Gain Dividend	—	$0.081760	—	$0.077130

50	ClearBridge Dividend Strategy Fund

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/21 SR21-4081

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,557 in December 31, 2019 and $47,998 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $331,500 in December 31, 2019 and $541,900 in December 31, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 23, 2021